UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

QUALCOMM Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-19528	95-3685934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858-587-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On July 31, 2026, QUALCOMM Incorporated (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in the Company’s Registration Statement on Form S-3ASR filed with the SEC on November 6, 2024 (File No. 333-283035) (the “Registration Statement”), covering the resale by the selling stockholders of an aggregate of 17,826,566 shares of Company common stock, par value $0.0001 per share (the “Shares”). As previously announced, on June 21, 2026, the Company entered into a definitive agreement to acquire Modular Inc (“Modular”). The Company issued such 17,826,566 Shares as consideration for the acquisition of Modular in a private placement undertaken in reliance on the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The prospectus supplement was filed in accordance with a Registration Rights Agreement, dated July 28, 2026, by and between the Company and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the agent, attorney-in-fact and representative for and on behalf of the Holders (as defined therein) under the Registration Rights Agreement (the “Registration Rights Agreement”). The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. A copy of the legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP relating to the Shares covered by the prospectus supplement is filed herewith as Exhibit 5.1, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Registration Rights Agreement, dated as of July 28, 2026, by and between QUALCOMM Incorporated and Shareholder Representative Services LLC.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	July 31, 2026	By:	/s/ Akash Palkhiwala
Akash Palkhiwala Executive Vice President, Chief Financial Officer and Chief Operating Officer